UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 6, 2004

Date of report (Date of earliest event reported)

ALLEGHENY ENERGY, INC.

(Exact name of registrant as specified in charter)

Maryland	1-267	13-5531602
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Cabin Hill Drive Greensburg, Pennsylvania	15601-1689
(Address of principal executive of offices)	(Zip code)

Registrant’s telephone number, including area code: (724) 837-3000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The financial information included as exhibits to this Current Report on Form 8-K updates certain portions of the Annual Report on Form 10-K for Allegheny Energy, Inc. (“Allegheny”) for the year ended December 31, 2003 (the “Form 10-K) to reclassify the results of certain discontinued operations. No attempt has been made to update other matters in the Form 10-K. Allegheny is filing this updated financial information in anticipation of filing a registration statement on Form S-3 (the “Form S-3”) to register shares of its common stock pursuant to the registration rights of certain of its existing security holders. The Form S-3 will incorporate by reference the Form 10-K and the updated financial information included as exhibits to this Form 8-K.

During the third quarter of 2004, Allegheny and certain of its subsidiaries entered into agreements to sell, or made the decision to sell, certain non-core assets and recorded a charge against earnings to write-down the carrying value of these assets to their estimated fair values or to the expected net proceeds from the sale of such assets. In accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long Lived Assets,” Allegheny reported revenues, expenses and the write-down of the assets to be sold as income (loss) from discontinued operations for each period presented in its Quarterly Report on Form 10-Q for the period ended September 30, 2004 (including reclassification for the comparable periods of the prior year included therein).

Under the applicable rules of the Securities and Exchange Commission (the “SEC”), the same reclassification to discontinued operations is required for previously issued financial statements for each of the years presented in the Form 10-K, if those financial statements are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, even though those financial statements relate to periods prior to the decision to sell these assets.

The updated financial information included as exhibits to this Form 8-K reclassifies the results of these discontinued operations in Allegheny’s financial statements for each of the years ended December 31, 2003, 2002 and 2001. The exhibits update Item 6, “Selected Financial Data,” Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Item 8, “Financial Statements and Supplementary Data” included in the Form 10-K, as well as Exhibit 12 to the Form 10-K, “Computation of ratio of earnings to fixed charges.” The reclassification has no effect on Allegheny’s reported net income (loss).

The attached information should be read together with Allegheny’s SEC filings subsequent to the Form 10-K, including its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2004, June 30, 2004 and September 30, 2004.

Updated Items 6, 7 and 8 are attached as Exhibit 99.1 and incorporated herein by reference. Updated Exhibit 12 is attached as Exhibit 99.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

	Exhibit Number	Description

	23.1	Consent of Independent Registered Public Accounting Firm.

	99.1	Updated Financial Information.

	99.2	Updated computation of ratio of earnings to fixed charges.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHENY ENERGY, INC.

	By:	/s/ David B. Hertzog
	Name:	David B. Hertzog
Dated: December 6, 2004	Title:	Vice President and General Counsel

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EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Updated Financial Information.

99.2	Updated computation of ratio of earnings to fixed charges.

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